Exhibit 23.1



                        CONSENT OF INDEPENDENT ACCOUNTANTS



         We consent to the inclusion in this registration statement on
         Form S-3 (File No. 33    ) of our report dated February 3,
         1995, on our audit of the consolidated financial statements of Hecla Mining Company and subsidiaries. We also consent to the reference to our firm under the caption "Experts."



                                                COOPERS & LYBRAND L.L.P.


         Spokane, Washington
         May 24, 1995